UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 2, 2010

TNFG Corporation
(Exact name of Registrant as specified in its charter)

Illinois	000-24057	75-2375969
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2305 Cedar Springs Road, Suite 100, Dallas, TX 75201
(Address of Principal Executive Offices)     (Zip Code)

(214) 954-0324
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

             On November 2, 2010, TNFG Corporation issued a press release announcing that it would make an initial dissolution distribution to its shareholders. Further information regarding the dissolution distribution is set forth in the press release furnished as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

             (d) Exhibits.

Exhibit No.	Document
99.1	Press Release, dated November 2, 2010

SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TNFG CORPORATION

By: /s/ Murrey Wanstrath
Murrey Wanstrath Chief Financial Officer and Chief Operating Officer

Date: November 2, 2010

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release, dated November 2, 2010